EXPENSES ASSOCIATED WITH LONG-DURATION INSURANCE PRODUCTS	12 Months Ended
Dec. 31, 2016
Insurance [Abstract]
EXPENSES ASSOCIATED WITH LONG-DURATION INSURANCE PRODUCTS
EXPENSES ASSOCIATED WITH LONG-DURATION INSURANCE PRODUCTS
Premiums associated with our long-duration insurance products accounted for approximately 1% of our consolidated premiums and services revenue for the year ended December 31, 2016. We use long-duration accounting for products such as long-term care, life insurance, annuities, and certain health and other supplemental policies sold to individuals because they are expected to remain in force for an extended period beyond one year and because premium received in the earlier years is intended to pay anticipated benefits to be incurred in future years. As a result, we defer policy acquisition costs, primarily consisting of commissions, and amortize them over the estimated life of the policies in proportion to premiums earned.
In addition, we establish reserves for future policy benefits in recognition of the fact that some of the premium received in the earlier years is intended to pay anticipated benefits to be incurred in future years. At policy issuance, these reserves are recognized on a net level premium method based on premium rate increase, interest rate, mortality, morbidity, persistency (the percentage of policies remaining in-force), and maintenance expense assumptions. The assumptions used to determine the liability for future policy benefits are established and locked in at the time each contract is issued and only change if our expected future experience deteriorates to the point that the level of the liability, together with the present value of future gross premiums, are not adequate to provide for future expected policy benefits and maintenance costs (i.e. the loss recognition date). As discussed in Note 2, beginning in 2014, health policies sold to individuals that conform to the Health Care Reform Law are accounted for under a short-duration model because premiums received in the current year are intended to pay anticipated benefits in that year.
The table below presents deferred acquisition costs and future policy benefits payable associated with our long-duration insurance products for the years ended December 31, 2016 and 2015.

	2016		2015
	Deferred acquisition costs	Future policy benefits payable	Deferred acquisition costs	Future policy benefits payable
	(in millions)
Other long-term assets	$119	$—	$135	$—
Trade accounts payable and accrued expenses	—	(62)	—	(64)
Long-term liabilities	—	(2,834)	—	(2,151)
Total asset (liability)	$119	$(2,896)	$135	$(2,215)

In addition, future policy benefits payable include amounts of $201 million at December 31, 2016 and $205 million at December 31, 2015 which are subject to 100% coinsurance agreements as more fully described in Note 19.
In 2016, we recorded a net increase in benefits expense of $439 million, including a net charge of $505 million associated with our closed block of long-term care insurance policies discussed further below, partially offset by the release of reserves as individual commercial medical members transitioned to plans compliant with the Health Care Reform Law. In 2015, we recorded a net reduction in benefits expense of $80 million associated with future policy benefits primarily due to the release of reserves as individual commercial medical members transitioned to plans compliant with the Health Care Reform Law. Benefits expense associated with future policy benefits payable was $32 million in 2014. Amortization of deferred acquisition costs included in operating costs was $67 million in 2016, $63 million in 2015, and $39 million in 2014. The higher amortization in 2015 and 2016 primarily reflects the effect of existing previously underwritten members transitioning to policies compliant with the Health Care Reform Law with us and other carriers.
Future policy benefits payable include $2.2 billion at December 31, 2016 and $1.5 billion at December 31, 2015 associated with a non-strategic closed block of long-term care insurance policies acquired in connection with the 2007 acquisition of KMG. Future policy benefits payable includes amounts charged to accumulated other comprehensive income for an additional liability that would exist on our closed-block of long-term care insurance policies if unrealized gains on the sale of the investments backing such products had been realized and the proceeds reinvested at then current yields. There was a $77 million additional liability at December 31, 2016 and no additional liability at December 31, 2015. Amounts charged to accumulated other comprehensive income are net of applicable deferred taxes.
Long-term care insurance policies provide nursing home and home health coverage for which premiums are collected many years in advance of benefits paid, if any. Therefore, our actual claims experience will emerge many years after assumptions have been established. The risk of a deviation of the actual premium rate increase, interest, morbidity, mortality, persistency, and maintenance expense assumptions from those assumed in our reserves are particularly significant to our closed block of long-term care insurance policies. We monitor the loss experience of these long-term care insurance policies and, when necessary, apply for premium rate increases through a regulatory filing and approval process in the jurisdictions in which such products were sold. To the extent premium rate increases, interest rates, and/or loss experience vary from our loss recognition date assumptions, material future adjustments to reserves could be required.
During 2016, we recorded a loss for a premium deficiency. The premium deficiency was based on current and anticipated experience that had deteriorated from our locked-in assumptions from the previous December 31, 2013 loss recognition date, particularly as they related to emerging experience indicating longer claims duration, a prolonged lower interest rate environment, and an increase in policyholder life expectancies. Based on this deterioration, we determined that our existing future policy benefits payable, together with the present value of future gross premiums, associated with our closed block of long-term care insurance policies were not adequate to provide for future policy benefits and maintenance costs under these policies; therefore we unlocked and modified our assumptions based on current expectations. Accordingly, during 2016 we recorded $505 million of additional benefits expense, with a corresponding increase in future policy benefits payable of $659 million partially offset by a related reinsurance recoverable of $154 million included in other long-term assets.
Deferred acquisition costs included $16 million and $26 million associated with our individual commercial medical policies at December 31, 2016 and December 31, 2015, respectively. Future policy benefits payable associated with our individual commercial medical policies were $86 million at December 31, 2016 and $180 million at December 31, 2015. The decline in deferred acquisition costs and future policy benefits payable primarily reflects the effect of existing previously underwritten members transitioning to policies compliant with the Health Care Reform Law with us and other carriers.